UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2005

Coherent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On September 12, 2005, the Board of Directors approved the following changes regarding director cash compensation:  (i) the Chairman of the Board to receive an annual retainer of $41,000; (ii) the lead independent director and chairman of the Audit Committee to receive an annual retainer of $33,000; (iii) all other directors (other than the Chief Executive Officer) to receive an annual retainer of $25,000; and (iv) an increase in the meeting fees to $2,000 per meeting payable to the chairman of the Compensation Committee and the chairman of the Governance and Nominating Committee.

On November 29, 2005, the Board of Directors amended the 1998 Director Option Plan, subject to obtaining stockholder approval at the 2006 annual meeting of stockholders, to:

•        Decrease the number of shares subject to the initial stock option granted to each non-employee director on the date they first become a non-employee director from 30,000 shares to 24,000 shares (the “Initial Option”);

•        Provide that each Initial Option shall vest as to one-third of the covered shares on the day prior to each of the next three annual stockholders meetings, rather than having such grants vest to the same extent on the date of such annual stockholder meetings;

•        Decrease the number of shares subject to the annual stock option granted to each non-employee director following each annual meeting of stockholders from 12,000 shares to 6,000 shares (the “Annual Option”);

•        Provide that each Annual Option shall vest as to 50% of the covered shares on the day prior to each of the next two annual stockholders meetings, rather than having such grants vest 100% on the date of the Registrant’s annual stockholder meeting held in the third calendar year following the year of grant;

•        Provide for the automatic grant of 2,000 shares of restricted stock units to each non-employee director on the date they first becomes a non-employee director, (the “Initial RSU”);

•        Provide for the annual automatic grant of 2,000 shares of restricted stock units to each non-employee director following each annual meeting of stockholders (the “Annual RSU”); and

•        Provide that each Initial RSU and Annual RSU shall vest as to 100% of the shares on the day prior to date of the Registrant’s annual stockholder meeting held in the third calendar year following the year of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
a Delaware corporation
Date: January 23, 2006
	By:	/s/ Helene Simonet
Helene Simonet Executive Vice President and Chief Financial Officer